UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):     February 3, 2004



                             VICON INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



        NEW YORK                    1-7939                   11-2160665
(State or other jurisdiction      (Commission       (IRS Employer Identification
 of Incorporation)                File Number)                 Number)




   89 Arkay Drive, Hauppauge, New York                            11788
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:           (631) 952-2288



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)






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Item 4. Changes in Registrant's Certifying Accountant

(a) Previous Principal Independent Accountants and Auditors.

     (i) On February 3, 2004,  the Board of Directors of  Registrant  approved a resolution dismissing KPMG LLP ("KPMG") as the Registrant's certifying accountants effective as of the close of business on that date. The decision of the Board of Directors was based on the recommendation of the Audit Committee of the Board of Directors. KPMG had been engaged as the Registrant's principal accountants since 1973.

     (ii) The audit reports of KPMG on the Registrant's consolidated financial statements as of and for the years ended September 30, 2003 and 2002 did not contain any adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that their report, dated January 14, 2004, contains an explanatory paragraph relating to the Company's adoption of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets", effective October 1, 2002.

     (iii) In connection with the audits of the two fiscal years ended September 30, 2003 and 2002, there were no disagreements between the Registrant and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with their reports.

     (iv) In connection with the audits of the two fiscal years ended September 30, 2003 and 2002, there were no "Reportable Events" within the meaning of Item 304(a)(1)(v) of Regulation S-K. However, KPMG communicated to the Registrant a matter it considered to be a weakness in the Registrant's internal controls relating to the adequacy of staffing of its finance department. The Registrant is addressing this concern and is in the process of further enhancing its finance staff.

     (v) The  required  letter from KPMG LLP  addressed  to the  Securities  and
Exchange  Commission,   with  respect  to  the  above  statements  made  by  the
Registrant, is attached hereto as Exhibit 16 and incorporated herein by reference.

(b) New Principal Independent Accountants and Auditors.

     On February 3, 2004, the Audit Committee of the Board of Directors of the Registrant engaged BDO Seidman, LLP as the Registrant's certifying accountants for the fiscal year ending September 30, 2004. The Registrant has not consulted with BDO Seidman, LLP during its two most recent fiscal years nor during any subsequent interim period prior to its appointment as auditor for the fiscal year 2004 audit regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, or any matter that was either the subject of a disagreement (as defined in item 304 (a)(1)(iv) of Regulation S-K and the related instructions) or reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).



Item 7. Financial Statements and Exhibits

   Exhibit

     16 Letter from KPMG LLP to the Securities and Exchange Commission dated February 10, 2004.

                                     Page 2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   VICON INDUSTRIES, INC.



Dated:  February 10, 2004                           By: /s/ John M. Badke
                                               ---------------------------------
                                                    John M. Badke
                                                    Vice President, Finance and
                                                     Chief Financial Officer




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